UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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☐	Preliminary Proxy Statement
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☐	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to §240.14a-12

CONSTELLATION PHARMACEUTICALS, INC.

(Name of registrant as specified in its charter)

(Name of person(s) filing proxy statement, if other than the registrant)

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CONSTELLATION PHARMACEUTICALS Constellation Pharmaceuticals, Inc. Important Notice Regarding the Availability of Proxy Materials Stockholders Meeting to be held on June 02, 2021 P.O. BOX 8016, CARY, NC 27512-9903 For Stockholders of record as of April 05, 2021 This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. This is not a ballot. You cannot use this notice to vote your shares. We encourage you to access and review all of the important information contained in the proxy materials before voting. To view the proxy statement, annual report, directions to register for the annual meeting and voting instructions go to: www.proxydocs.com/CNST To vote your proxy while visiting this site, you will need the 12 digit control number in the box below. Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the Internet. CONTROL NUMBER For a convenient way to view proxy materials and VOTE go to www.proxydocs.com/CNST Have the 12 digit control number located in the shaded box above available when you access the website and follow the instructions. To order paper materials, use one of the following methods. INTERNET www.investorelections.com/CNST TELEPHONE (866) 648-8133 * E-MAIL paper@investorelections.com When requesting via the Internet or telephone you will need the 12 digit control number located in the shaded box above. * If requesting material by e-mail, please send a blank e-mail with the 12 digit control number (located above) in the subject line. No other requests, instructions OR other inquiries should be included with your e-mail requesting material. Constellation Pharmaceuticals, Inc. Meeting Type: Date: Time: Place: Annual Meeting of Stockholders Wednesday, June 02, 2021 08:00 AM, Eastern Time Annual Meeting to be held live via the Internet - please visit www.proxydocs.com/CNST for more details. You must register to attend the meeting online and/or participate at www.proxydocs.com/CNST SEE REVERSE FOR FULL AGENDA

Constellation Pharmaceuticals, Inc. Annual Meeting of Stockholders PROPOSALS 1. To elect three Class III directors, Scott N. Braunstein, Mark A. Goldsmith, and Jigar Raythatha, nominated by our Board of Directors, each to serve for a three-year term expiring at the 2024 annual meeting of stockholders; 1.01 Scott N. Braunstein 1.02 Mark A. Goldsmith 1.03 Jigar Raythatha 2. To approve, on an advisory basis, the compensation paid to the Company's named executive officers. 3. To approve, on an advisory basis, the frequency of future advisory votes on executive compensation. 4. To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ON PROPOSALS 1, 2 AND 4 THE BOARD OF DIRECTORS RECOMMENDS THAT AN ADVISORY VOTE ON THE COMPENSATION FOR NAMED EXECUTIVE OFFICERS BE HELD EVERY 1 YEAR ON PROPOSAL 3. You may attend the Annual Meeting virtually by registering at www.proxydocs.com/CNST, where you will be able to vote electronically and submit questions. In order to attend, you must register in advance at www.proxydocs.com/CNST prior to the deadline of May 31, 2021 at 5:00 p.m., Eastern Time. Upon completing your registration you will receive further instructions via email, including your unique links that will allow you to access the meeting and will also permit you to submit questions.